[Front Cover]

[Photo: Paper money from foreign countries]

COLONIAL INTERNATIONAL FUND FOR GROWTH  Annual report

October 31, 1997

           Not FDIC      May Lose Value
            Insured     No Bank Guarantee

                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                                   HIGHLIGHTS
                       NOVEMBER 1, 1996 - OCTOBER 31, 1997

Investment Objective: Colonial International Fund for Growth seeks long-term growth by investing primarily in non-U.S. equities.

The Fund is Designed to Offer:

  [checkmark] Long-term growth potential
  [checkmark] Worldwide diversification
  [checkmark] Experienced professional management

Portfolio Management Commentary: "We believe that investors are poised to shift their attention to smaller and mid-sized company stocks. Those stocks are more attractively priced, have good earnings growth potential and strong operating characteristics. We believe that the Fund is well positioned to take advantage of this shift."
                                                -- Bruno Bertocci & David Harris

               Colonial International Fund for Growth Performance

                                     Class A     Class B     Class C(1)
Inception dates                      12/1/93     12/1/93     7/1/94
--------------------------------------------------------------------------------
Twelve-month distributions
declared per share                    $0.734      $0.645      $0.666
--------------------------------------------------------------------------------
Twelve-month total returns,
assuming reinvestment of
all distributions and no
sales charge or contingent
deferred sales charge (CDSC)            3.61%      2.74%       2.63%
--------------------------------------------------------------------------------
Net asset value per share on
10/31/97                               $9.88      $9.66       $9.68

(1) On July 1, 1997, Class D shares were redesignated Class C shares.




Top Five Holdings(2)               Top Five Countries(2)
(as of 10/31/97)                   (as of 10/31/97)
 .............................      .............................
 1. Promise Co., Ltd.   2.5%        1. Japan              20.4%
 2. Telecom Italia      2.3%        2. United Kingdom      9.3%
 3. British Gas Co.     2.1%        3. Germany             8.2%
 4. Deutsche Bank AG    2.1%        4. France              7.9%
 5. Merita Ltd. Class A 2.0%        5. Finland             7.9%

(2)Holdings are shown as a percentage of total net assets. Countries are shown as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

Throughout much of the 12 months ended October 31,
1997, international stock market performance was
modest as international stocks lagged U.S. stocks.          [Photo:
However, because many of the world's economies are           Harold W. Cogger]
less mature than the U.S. economy, stronger growth prospects provide international stocks with considerable opportunities for price gains.

Beginning in July, a currency crisis in Southeast Asia had a negative spillover effect on many stock markets worldwide. During the "sorting out" period, these events provided Colonial International Fund for Growth with an opportunity to purchase stocks offering good long-term growth potential at appealing prices.

In addition to providing attractive growth prospects, an international fund offers an opportunity to diversify your core portfolio. World stock markets do not tend to move in step with the domestic stock market, and many international markets have historically outperformed the U.S. market. We believe international stocks remain attractive.

The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio manager. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
--------------------
    Harold W. Cogger
    President
    December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue.

                           PORTFOLIO MANAGEMENT REPORT

Bruno Bertocci and David Harris are portfolio co-managers of Colonial International Fund for Growth and are vice presidents of Colonial Management Associates, Inc. They are also investment management principals of a division of Stein Roe & Farnham, Inc.

International stocks offer diversification and value

Gains in international stock prices continued to be smaller than those for their U.S. counterparts for the thirteenth consecutive quarter, ended September 30, 1997, as U.S. stock market returns continued to exceed their long-term historical average. We do not believe that this trend is sustainable and expect that over time, investors will shift their attention to more attractively priced investments in international markets.

We remain committed to our value-oriented investment strategy. We continued to favor smaller companies that are not closely followed by the equity analyst community and that may be overlooked by many investors. These stocks have a tendency to be underpriced relative to their operating and/or financial strength. For example, we own Bucher Holding, a smaller Swiss company that manufactures a variety of food processing equipment and specialized industrial machinery, including a line of ski slope grooming equipment. This company has an extremely strong balance sheet with significant cash holdings that could be used to repurchase stock. While share buybacks are not currently allowed under Swiss law, pending reform could eliminate tax restrictions causing Bucher's share price to increase.

Emerging market stocks continue to meet our investment criteria

Our investment criteria remained value-oriented. In the past, Southeast Asia was a source of attractively priced stocks with long-term growth potential and strong financial and operating characteristics. Earlier in the year as valuations became less compelling, we reduced our positions in Southeast Asia. In our opinion, heightened investor enthusiasm had caused many of these stocks to shift from under- to over-valued. However, as the Southeast Asian currency crisis emerged during the last part of the period, dramatic reductions in share prices have made many of these stocks attractive once again, despite near-term economic uncertainty.

One such investment, Matahari, is the largest retailer in Indonesia. This company operates specialty department and grocery stores. We sold our shares early in the year when the stock reached its fair value price. However, as the Indonesian market declined, the stock price fell 75% from a high in March and we began to buy shares again in September. We believe that while Indonesia's economic environment is less favorable than it was, Matahari is well positioned to capitalize on economic growth when it resumes.

The Fund performed slightly behind the Index

During the 12-month period ended October 31, 1997, the MSCI EAFE Index posted a total return of 4.6% measured in U.S. dollars. Positive returns were concentrated in Europe, particularly in the largest capitalization companies. Colonial International Fund for Growth had a total return of 3.6%, for Class A shares at net asset value, slightly behind the Index. Returns were held back by the Fund's exposure outside of Europe. The Fund's strategy is to diversify across countries and industries to reduce risk and invest in rapidly growing economies. The Fund's Asian exposure has aided returns in the past because of the high economic growth in the region. We believe, in the long term, that Asia will recover and that the current slowdown is more than reflected in share prices. We also believe that the Fund's investments in smaller and mid-capitalization companies will add to returns in the future.

Investors with a long-term outlook

Our strategy focuses on buying shares of smaller, less well-known companies with good long-term growth potential. We have a strong understanding of their businesses and we purchase these companies at a price that suggests management can create shareholder value. Although we remain confident in the long-term value of this strategy, it hampered the Fund's performance during the period. However, we believe the strategy will reward the patient investor in the long term.

 Colonial International Fund for Growth's Investment Performance vs. The Morgan Stanley Capital International EAFE (GDP) Index and The Morgan Stanley Capital
                  International EAFE Net Dividends (ND) Index
               Change in Value of $10,000 from 12/1/93 - 10/31/97

                                 Class A Shares
                              Based on NAV and POP

As of Date            NAV        POP        MSCI EAFE GDP        MSCI EAFE ND
Nov. 30, 93         10,000      9,425          10,000               10,000
Dec. 31, 93         10,530      9,925          10,703               10,722
Jan. 31, 94         10,990     10,358          11,522               11,629
Feb. 28, 94         10,670     10,056          11,459               11,596
Mar. 31, 94         10,040      9,463          11,294               11,097
Apr. 30, 94         10,270      9,679          11,865               11,568
May  31, 94         10,270      9,679          11,592               11,501
June 30, 94         10,060      9,481          11,587               11,664
July 31, 94         10,350      9,755          11,856               11,776
Aug. 31, 94         10,690     10,075          12,057               12,055
Sep. 30, 94         10,350      9,755          11,633               11,675
Oct. 31, 94         10,370      9,774          11,987               12,064
Nov. 30, 94          9,900      9,331          11,452               11,484
Dec. 31, 94          9,730      9,171          11,539               11,556
Jan. 31, 95          9,100      8,577          11,244               11,112
Feb. 28, 95          8,950      8,435          11,231               11,080
Mar. 31, 95          9,010      8,492          11,740               11,771
Apr. 30, 95          9,240      8,709          12,264               12,214
May  31, 95          9,290      8,756          12,146               12,068
June 30, 95          9,220      8,690          12,010               11,857
July 31, 95          9,770      9,208          12,795               12,595
Aug. 31, 95          9,780      9,217          12,261               12,114
Sep. 30, 95          9,890      9,321          12,406               12,351
Oct. 31, 95          9,760      9,199          12,047               12,019
Nov. 30, 95          9,850      9,284          12,301               12,354
Dec. 31, 95         10,100      9,519          12,827               12,851
Jan. 31, 96         10,070      9,491          12,990               12,904
Feb. 29, 96         10,040      9,462          13,029               12,948
Mar. 31, 96         10,260      9,670          13,202               13,223
Apr. 30, 96         10,730     10,122          13,613               13,607
May  31, 96         10,650     10,037          13,412               13,357
June 30, 96         10,730     10,113          13,517               13,432
July 31, 96         10,280      9,688          13,129               13,039
Aug. 31, 96         10,410      9,811          13,122               13,068
Sep. 30, 96         10,520      9,915          13,482               13,415
Oct. 31, 96         10,260      9,670          13,335               13,278
Nov. 30, 96         10,660     10,047          13,905               13,806
Dec. 31, 96         10,523      9,918          13,806               13,628
Jan. 31, 97         10,609      9,999          13,545               13,151
Feb. 28, 97         10,738     10,120          13,640               13,367
Mar. 31, 97         10,716     10,100          13,900               13,415
Apr. 30, 97         10,684     10,070          13,866               13,486
May  31, 97         11,502     10,841          14,588               14,364
June 30, 97         12,105     11,408          15,457               15,156
July 31, 97         12,148     11,449          15,797               15,401
Aug. 31, 97         11,254     10,607          14,664               14,251
Sep. 30, 97         11,685     11,013          15,606               15,049
Oct. 31, 97         10,631     10,020          14,453               13,892


                                 Class B Shares
                              Based on NAV and POP

As of Date            NAV        POP        MSCI EAFE GDP        MSCI EAFE ND
Nov. 30, 93         10,000     10,000          10,000               10,000
Dec. 31, 93         10,530     10,530          10,703               10,722
Jan. 31, 94         10,980     10,980          11,522               11,629
Feb. 28, 94         10,650     10,650          11,459               11,596
Mar. 31, 94         10,020     10,020          11,294               11,097
Apr. 30, 94         10,240     10,240          11,865               11,568
May  31, 94         10,230     10,230          11,592               11,501
June 30, 94         10,020     10,020          11,587               11,664
July 31, 94         10,290     10,290          11,856               11,776
Aug. 31, 94         10,630     10,630          12,057               12,055
Sep. 30, 94         10,280     10,280          11,633               11,675
Oct. 31, 94         10,300     10,300          11,987               12,064
Nov. 30, 94          9,830      9,830          11,452               11,484
Dec. 31, 94          9,650      9,650          11,539               11,556
Jan. 31, 95          9,020      9,020          11,244               11,112
Feb. 28, 95          8,860      8,860          11,231               11,080
Mar. 31, 95          8,920      8,920          11,740               11,771
Apr. 30, 95          9,140      9,140          12,264               12,214
May  31, 95          9,190      9,190          12,146               12,068
June 30, 95          9,120      9,120          12,010               11,857
July 31, 95          9,650      9,650          12,795               12,595
Aug. 31, 95          9,650      9,650          12,261               12,114
Sep. 30, 95          9,760      9,760          12,406               12,351
Oct. 31, 95          9,620      9,620          12,047               12,019
Nov. 30, 95          9,710      9,710          12,301               12,354
Dec. 31, 95          9,940      9,940          12,827               12,851
Jan. 31, 96          9,900      9,900          12,990               12,904
Feb. 29, 96          9,870      9,870          13,029               12,948
Mar. 31, 96         10,080     10,080          13,202               13,223
Apr. 30, 96         10,540     10,540          13,613               13,607
May  31, 96         10,450     10,450          13,412               13,357
June 30, 96         10,520     10,520          13,517               13,432
July 31, 96         10,080     10,080          13,129               13,039
Aug. 31, 96         10,200     10,200          13,122               13,068
Sep. 30, 96         10,300     10,300          13,482               13,415
Oct. 31, 96         10,040     10,040          13,335               13,278
Nov. 30, 96         10,430     10,430          13,905               13,806
Dec. 31, 96         10,283     10,283          13,806               13,628
Jan. 31, 97         10,369     10,369          13,545               13,151
Feb. 28, 97         10,486     10,486          13,640               13,367
Mar. 31, 97         10,454     10,454          13,900               13,415
Apr. 30, 97         10,411     10,411          13,866               13,486
May  31, 97         11,201     10,201          14,588               14,364
June 30, 97         11,768     11,768          15,457               15,156
July 31, 97         11,810     11,810          15,797               15,401
Aug. 31, 97         10,934     10,935          14,664               14,251
Sep. 30, 97         11,351     11,351          15,606               15,049
Oct. 31, 97         10,315     10,026          14,453               13,892


A $10,000 investment in Class C shares made on July 1, 1994 (inception), at net asset value (NAV) would have been valued at $10,294 on October 31, 1997. The Fund's performance has been compared to the Morgan Stanley Capital International EAFE (GDP) Index in the past. Going forward, we believe it is more appropriate to compare the Fund to the Morgan Stanley Capital International EAFE ND Index, which is more widely recognized and tracks the performance of international stocks by market capitalization, rather than by gross domestic product. Both Morgan Stanley Indexes are unmanaged and unlike mutual funds, indexes do not incur fees or charges and it is not possible to invest in indexes.

                          Average Annual Total Returns
                     As of 9/30/97 (most recent quarter end)

----------------------------------------------------------------------------
                       Class A        Class B           Class C(1)
Inception              12/1/93        12/1/93            7/1/94
                    NAV     POP     NAV    w/CDSC    NAV    POP w/CDSC
----------------------------------------------------------------------------
1 year            11.08%   4.69%   10.21%   5.21%   10.08%     9.08%
----------------------------------------------------------------------------
Since inception    4.14    2.55     3.36    2.64     3.90      3.90
----------------------------------------------------------------------------

(1) On July 1, 1997, Class D shares were redesignated Class C shares.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% since inception for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1997 (IN THOUSANDS)

COMMON STOCKS - 98.1%                                  COUNTRY  SHARES  VALUE
--------------------------------------------------------------------------------
 AGRICULTURE, FORESTRY & FISHING - 0.1%
  Agricultural Services
  PT Chareon Pokphand Indonesia                            In     625   $  91
                                                                        -----
 CONSTRUCTION - 2.0%
  Building Construction - 0.0%
  Property Perfect Public Co., Ltd. (a)                    Th     410      26
                                                                        -----
 Heavy Construction-Non Building Construction - 2.0%
  Compagnie Generale des Eaux                              Fr      10   1,111
  Kaneshita Construction                                   Ja      59     395
  Sino Thai Engineering & Construction
   Public Co., Ltd. (a)                                    Th     114      92
                                                                        -----
                                                                        1,598
                                                                        -----
--------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 23.9%
  Depository Institutions - 12.0%
  Banco Latinoamericano
   de Exportaciones SA                                     Pt      26   1,050
  Banco Popolare di Milano                                 It     215   1,185
  Banque Nationale de Paris (a)                            Fr      35   1,523
  Deutsche Bank AG                                         G       25   1,615
  Generale de Banque SA                                    Be       2     796
  Generale de Banque VVPR STRIP (a)                        Be     (b)     (b)
  HSBC Holdings PLC                                        HK      28     634
  Kookmin Bank (a)                                         Ko       1       5
  Korea Exchange Bank                                      Ko     175     803
  Merita Ltd. Class A (a)                                  Fi     324   1,582
  Siam Commercial Bank                                     Th     110     211
                                                                        -----
                                                                        9,404
                                                                        -----
  Financial Services - 0.8%
  Industrial Finance Corp. of Thailand                     Th     389     323
  PT Putra Surya Multidana (a)                             In     945     325
                                                                        -----
                                                                          648
                                                                        -----
  Holding Companies - 2.0%
  Fortis Amev NV                                           Ne      40   1,560
                                                                        -----
  Insurance Carriers - 1.2%
  Reinsurance Australia Corp.                              Au     368     949
                                                                        -----

                    Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                   COUNTRY  SHARES  VALUE
--------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - CONT
  Investment Companies - 2.4%
  Fleming Russia Securities Fund (a)                       Ru      25   $ 544
  Japan OTC Equity Fund, Inc. (a)                          Ja       1     351
  World Equity Benchmark Share - Japan                     Ja      89   1,001
                                                                        -----
                                                                        1,896
                                                                        -----
  Nondepository Credit Institutions - 2.5%
  Promise Co., Ltd.                                        Ja      33   1,943
                                                                        -----
  Real Estate - 2.3%
  Diligentia AB (a)                                        Sw      98   1,326
  IOI Properties Berhad                                    Ma     176     139
  Kawasan Industri Jababeka                                In     823     343
                                                                        -----
                                                                        1,808
                                                                        -----
  Security Brokers & Dealers - 0.7%
  Kokusai Securities                                       Ja      80     579
                                                                        -----
--------------------------------------------------------------------------------
 MANUFACTURING - 38.9%
  Apparel - 0.9%
  Tokyo Style                                              Ja      66     697
                                                                        -----
  Chemicals & Allied Products - 7.0%
  Henkel KGAA Vorzug                                       G       25   1,293
  Indian Petrochemicals Corp., Ltd.                        In      54     443
  Kemira Oy                                                Fi      79     800
  Norsk Hydro A/S                                          No      25   1,371
  PT Evershine Textile Industry                            In   1,442     230
  SmithKline Beecham PLC (a)                               UK     150   1,419
                                                                        -----
                                                                        5,556
                                                                        -----
  Communications Equipment - 3.1%
  Koor Industries Ltd. ADR                                 Is      23     492
  LG Electronics                                           Ko      41     552
  Matsushita Electric Industrial Co.                       Ja      82   1,377
                                                                        -----
                                                                        2,421
                                                                        -----
  Electronic Components - 3.8%
  Alcatel Alsthom                                          Fr      10   1,235
  Murata Manufacturing Co., Ltd.                           Ja      31   1,248
  Samsung Electronics GDS (a)                              Ko       3      67
  Samsung Electronics Old Preferred GDS                    Ko      42     422
                                                                        -----
                                                                        2,972
                                                                        -----
  Food & Kindred Products - 0.8%
  Perdigao SA Comercio e Industria (a)                     Br   245,000   433

                      Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
 Food & Kindred Products - Cont
 Vitasoy International Holdings Ltd.                       HK     567   $ 206
                                                                        -----
                                                                          639
                                                                        -----
 Household Appliances - 0.9%
 Moulinex (a)                                              Fr      30     684
                                                                        -----
 Machinery & Computer Equipment - 7.7%
 AGIV AG                                                   G       46     968
 Bucher Holding                                            Sz       1     803
 Canon, Inc.                                               Ja      51   1,238
 Hitachi Ltd.                                              Ja     130   1,000
 Mannesmann AG                                             G        3   1,283
 Mori Seiki                                                Ja      67     758
                                                                        -----
                                                                        6,050
                                                                        -----
 Paper Products - 4.1%
 Enso-Gutzeit Oy                                           Fi     136   1,284
 Metro Pacific Corp.                                       Ph   5,885     393
 Metsa-Serla Oy                                            Fi     174   1,532
                                                                        -----
                                                                        3,209
                                                                        -----
 Petroleum Refining - 3.9%
 Neste Oy                                                  Fi      36     903
 YPF Sociedad Anonima ADR                                  Ar      43   1,389
 Yukong Ltd. (a)                                           Ko      57     761
                                                                        -----
                                                                        3,053
                                                                        -----
 Primary Metal - 3.2%
 Avesta Sheffield (a)                                      Sw     137   1,022
 Ssab Svenskt Stal AB                                      Sw      67   1,109
 TransTec PLC                                              UK     233     410
                                                                        -----
                                                                        2,541
                                                                        -----
 Stone, Clay, Glass & Concrete - 2.4%
 Companion Building Materials, Ltd.                        HK   6,720     239
 Freidrich Grohe AG                                        G        4   1,180
 N.V. Koninklijke Sphinx Gustavsberg                       Ne      50     490
                                                                        -----
                                                                        1,909
                                                                        -----
 Textile Mill Products - 0.0%
 Empresa Nacional de Credito (a)(c)                        Br   1,100     (b)
                                                                        -----
 Transportation Equipment - 1.1%
 Suzuki Motor Co., Ltd.                                    Ja      83     883
                                                                        -----

                     Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                   COUNTRY  SHARES  VALUE
--------------------------------------------------------------------------------
 MINING & ENERGY - 5.3%
  Coal Mining - 0.6%
  Samchully Co.                                            Ko      15   $ 465
                                                                        -----
  Crude Petroleum & Natural Gas - 3.6%
  Compagnie Francaise de Petroleum
   Total  B                                                Fr      14   1,546
  Saga Petroleum A/S                                       No      64   1,254
                                                                        -----
                                                                        2,800
                                                                        -----
  Metal Mining - 1.1%
  Billiton PLC (a)                                         UK     160     463
  Southern Peru Copper                                     Pe      26     410
                                                                        -----
                                                                          873
                                                                        -----
--------------------------------------------------------------------------------
 RETAIL TRADE - 6.3%
  Auto Dealers & Gas Stations - 1.7%
  Inchcape PLC                                             UK     360   1,306
                                                                        -----
  Food Stores - 2.0%
  Jusco Co., Ltd.                                          Ja      69   1,543
                                                                        -----
  General Merchandise Stores - 2.6%
  Globex Utilidades SA                                     Br      46     490
  Ito-Yokado Co., Ltd.                                     Ja      26   1,293
  PT Matahari Putra Prima                                  In     817     159
                                                                        -----
                                                                        1,942
                                                                        -----
--------------------------------------------------------------------------------
 SERVICES - 3.3%
  Business Services - 1.5%
  Ing C. Olivetti & SPA (a)                                It   1,920   1,168
                                                                        -----
  Health Services - 1.8%
  Biora AB ADR (a)                                         Sw      19     369
  Novartis                                                 Sz       1   1,034
                                                                        -----
                                                                        1,403
                                                                        -----
--------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 14.3%
  Air Transportation - 1.2%
  Helikopter Service A/S                                   No      78     967
                                                                        -----
  Communications - 8.7%
  DDI Corp.                                                Ja     (b)     575
  Portugal Telecom SA                                      Pt      24     978
  Royal Koninklijke PTT Nederland NV                       Ne      28   1,055
  SK Telecom                                               Ko     (b)      43

                      Investment Portfolio/October 31, 1997
--------------------------------------------------------------------------------
  Telecom Argentina SA ADR                                 Ar      27   $ 685
  Telecom Italia                                           It     273   1,100
  Telecom Italia SPA                                       It     111     692
  Tele-Communications International, Inc. (a)              It      80   1,288
  Telecomunicacoes Brasileiras ADR                         Br       4     405
                                                                        -----
                                                                        6,821
                                                                        -----
  Gas Services - 2.9%
  British Gas Co.                                          UK     388   1,675
  Centrica PLC (a)                                         UK     400     561
                                                                        -----
                                                                        2,236
                                                                        -----
  Water Transportation - 1.5%
  Danzas Holding AG                                        Sz       3     570
  Hong Kong Ferry Holdings Co.                             HK     330     453
  Precious Shipping Public Co., Ltd.                       Th     224     173
                                                                        -----
                                                                        1,196
                                                                        -----
--------------------------------------------------------------------------------
 WHOLESALE TRADE - 4.0%
  Durable Goods
  Brierley Investments Ltd.                                NZ   1,210     934
  Celsis International PLC (a)                             UK     324     529
  Powerscreen International PLC                            UK      71     828
  Yamazen Corp. (a)                                        Ja     312     843
                                                                        -----
                                                                        3,134
                                                                        -----
 TOTAL COMMON STOCKS (cost of $80,398)                                  76,970
                                                                        ------
 RIGHTS - 0.1%
--------------------------------------------------------------------------------
 RETAIL TRADE - 0.1%
  General Merchandise Stores
  PT Matahari Putra Prima                                  In   1,634      91
                                                                        -----
 TOTAL RIGHTS (cost of $74)                                                91
                                                                        -----
 WARRANTS - 0.0%
--------------------------------------------------------------------------------
  CONSTRUCTION - 0.0%
   Heavy Construction-Non Building Construction
   Compagnie Generale des Eaux (a)                         Fr       9       5
                                                                        -----
  TOTAL WARRANTS (cost of $0)                                               5
                                                                        -----
  TOTAL INVESTMENTS - 98.2% (cost of $80,472) (d)                       77,066
                                                                        -----

                      Investment Portfolio/October 31, 1997
 ------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS - 2.3%                             PAR      VALUE
 ------------------------------------------------------------------------------
  Repurchase agreement with Greenwich Capital
  Markets, Inc., dated 10/31/97 due 11/03/97 at 5.625%,
  collateralized by U.S. Treasury notes with
  various maturities to 2016, market value $1,828
  (repurchase proceeds $1,781)                           $ 1,780    $ 1,780
                                                                   ------------

 OTHER ASSETS & LIABILITIES, NET- (0.5)%                               (396)
 ------------------------------------------------------------------------------
 NET ASSETS - 100%                                                 $ 78,450
                                                                   ============
 NOTES TO INVESTMENT PORTFOLIO:
 ------------------------------------------------------------------------------
(a)  Non-income producing.

(b)  Rounds to less than one.

(c) Represents fair value as determined in good faith under the direction of the Trustees.

(d)  Cost for federal income tax purposes is $81,173.

 Summary of Securities by
 Country                  Country     Value   % of Total
 --------------------------------------------------------------------
 Japan                       Ja     $ 15,724     20.4
 United Kingdom              UK        7,191      9.3
 Germany                     G         6,339      8.2
 France                      Fr        6,104      7.9
 Finland                     Fi        6,101      7.9
 Italy                       It        5,433      7.1
 Sweden                      Sw        3,826      5.0
 Norway                      No        3,592      4.7
 Korea                       Ko        3,118      4.1
 Netherlands                 Ne        3,105      4.0
 Switzerland                 Sz        2,407      3.1
 Argentina                   Ar        2,074      2.7
 Portugal                    Pt        2,028      2.6
 Indonesia                   In        1,682      2.2
 Hong Kong                   HK        1,532      2.0
 Brazil                      Br        1,328      1.7
 Australia                   Au          949      1.2
 New Zealand                 NZ          934      1.2
 Thailand                    Th          825      1.1
 Belgium                     Be          796      1.0
 Russia                      Ru          544      0.7
 Israel                      Is          492      0.7
 Peru                        Pe          410      0.5
 Philippines                 Ph          393      0.5
 Malaysia                    Ma          139      0.2
                                  -----------  -----
                                    $ 77,066    100.0
                                  ===========  =====

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      Investment Portfolio/October 31, 1997
 -------------------------------------------------------------------------------

   Acronym                   Name
     ADR          American Depositary Receipt
     GDS           Global Depositary Shares
    STRIP      Separately Traded Receipt of Interest
                         and Principal


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $80,472)                       $77,066
Short-term obligations                                      1,780
                                                           -------
                                                           78,846

Receivable for:
  Investments sold                             $ 176
  Dividends                                       97
  Foreign tax reclaims                            56
  Fund shares sold                                31
Deferred organization expenses                    16
Other                                              3          379
                                               ------      -------
    Total Assets                                           79,225

LIABILITIES
Payable for:
  Fund shares repurchased                        375
  Investments purchased                          340
Payable to Adviser                                24
Accrued Deferred Trustees fees                     2
Other                                             34
                                               ------
    Total Liabilities                                         775
                                                           -------

NET ASSETS                                                $78,450
                                                           =======

Net asset value & redemption price per share -
Class A ($27,875/2,822)                                   $  9.88
                                                           =======
Maximum offering price per share - Class A
($9.88/0.9425)                                            $ 10.48(a)
                                                           =======
Net asset value & offering price per share -
Class B ($49,840/5,160)                                   $  9.66(b)
                                                           =======
Net asset value & offering price per share -
Class C ($735/76)                                         $  9.68(b)
                                                           =======

(a)  On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1997

(in thousands)
INVESTMENT INCOME
Dividends                                                           $ 1,610
Interest                                                                134
                                                                     -------
  Total Investment Income (net of nonrebatable foreign
   taxes withheld at source which amounted to $202)                   1,744

EXPENSES
Management fee                                           $   838
Service fee                                                  232
Distribution fee - Class B                                   446
Distribution fee - Class C                                     7
Transfer agent                                               323
Bookkeeping fee                                               42
Trustees fee                                                  15
Custodian fee                                                133
Audit fee                                                     27
Legal fee                                                      5
Registration fee                                              36
Reports to shareholders                                       15
Amortization of deferred
  organization expenses                                       16
Other                                                          5
                                                          -------
                                                           2,140
Fees waived by the Adviser                                   (61)     2,079
                                                          -------    -------
              Net Investment Loss                                      (335)
                                                                     -------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                9,049
Foreign currency transactions                               (196)
                                                          -------
       Net Realized Gain                                              8,853
Change in net unrealized depreciation
  during the period on:
Investments                                               (5,114)
Foreign currency transactions                                 (6)
                                                          -------
       Net Change in Unrealized Depreciation                         (5,120)
                                                                     -------
              Net Gain                                                3,733
                                                                     -------

Increase in Net Assets from Operations                              $ 3,398
                                                                     =======

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                        Year ended October 31
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSETS                    1997              1996
Operations:
Net investment loss                                 $ (335)            $ (67)
Net realized gain                                    8,853             9,394
Net unrealized depreciation                         (5,120)           (3,824)
                                                  ---------          --------
    Net Increase from Operations                     3,398             5,503
                                                  ---------          --------
Distributions:
From net investment income - Class A                  (273)               --
From net realized gains - Class A                   (1,966)               --
From net investment income - Class B                    (5)               --
From net realized gains - Class B                   (3,855)               --
From net investment income - Class C                    (2)               --
From net realized gains - Class C                      (61)               --
                                                  ---------
                                                                     --------
                                                    (2,764)               --
                                                  ---------          --------
Fund Share Transactions: (a)
Receipts for shares sold - Class A                  15,576             8,026
Value of distributions reinvested - Class A          2,094                 -
Cost of shares repurchased - Class A               (21,883)          (20,637)
                                                  ---------          --------
                                                    (4,213)          (12,611)
                                                  ---------          --------
Receipts for shares sold - Class B                  21,374            11,432
Value of distributions reinvested - Class B          3,444                --
Cost of shares repurchased - Class B               (35,636)          (28,533)
                                                  ---------          --------
                                                   (10,818)          (17,101)
                                                  ---------          --------
Receipts for shares sold - Class C                   4,405               352
Value of distributions reinvested - Class C             52                --
Cost of shares repurchased - Class C                (4,659)             (110)
                                                  ---------          --------
                                                      (202)              242
                                                  ---------          --------
    Net Decrease from Fund Share Transactions      (15,233)          (29,470)
                                                  ---------          --------
        Total Decrease                             (17,997)          (23,967)
NET ASSETS
Beginning of period                                 96,447           120,414
                                                  ---------          --------
End of period (including undistributed net
  income of $457 and $281, respectively.)         $ 78,450           $96,447
                                                  =========          ========

Statement of Changes in Net Assets continued on next page.

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                      Year ended October 31
                                                      ---------------------
(in thousands)                                           1997       1996
NUMBER OF FUND SHARES (a)
Sold - Class A                                          1,487        777
Issued for distributions reinvested - Class A             217          -
Repurchased - Class A                                  (2,089)    (2,012)
                                                      --------    -------
                                                         (385)    (1,235)
                                                      --------    -------
Sold - Class B                                          2,050      1,132
Issued for distributions reinvested - Class B             362          -
Repurchased - Class B                                  (3,484)    (2,838)
                                                      --------    -------
                                                       (1,072)    (1,706)
                                                      --------    -------
Sold - Class C                                            438         35
Issued for distributions reinvested - Class C               5          -
Repurchased - Class C                                    (462)       (11)
                                                      --------    -------
                                                          (19)        24
                                                      --------    -------

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Organization: Colonial International Fund for Growth (the Fund), a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in non U.S. equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

                 Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Deferred organization expenses: The Fund incurred expenses of $77,162 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement

                 Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying

                 Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------

assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.90% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended October 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $7,987 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $361,028 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

                 Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------------
NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the year ended October 31, 1997, purchases and sales of investments, other than short-term obligations, were $20,671,377 and $44,327,168, respectively.

Unrealized appreciation (depreciation) at October 31, 1997, based on cost of investments for federal income tax purposes was approximately:

          Gross unrealized appreciation         $11,848,000
          Gross unrealized depreciation         (15,955,000)
                                               ------------
             Net unrealized depreciation        $(4,107,000)
                                               ------------

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1997.

NOTE 5.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
At October 31, 1997, net assets consisted of:
    Capital paid in                               $ 74,233
    Undistributed net investment income                457
    Accumulated net realized gain                    7,175
    Net unrealized depreciation on:
      Investments                                   (3,406)
      Foreign currency transactions                     (9)
                                               ------------
                                                  $ 78,450
                                               ============

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended October 31
                                         --------------------------------------
                                                            1997
                                          Class A    Class B       Class C (b)
                                         ---------   ----------  --------------
Net asset value -
   Beginning of period                    $10.260    $10.040      $ 10.090
                                          -------    -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                  0.014     (0.064)       (0.064)
Net realized and
  unrealized gain (c)                       0.340      0.329         0.320
                                          -------    -------      --------
   Total from Investment
     Operations                             0.354      0.265         0.256
                                          -------    -------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.089)        --        (0.021)
From net realized gains                    (0.645)    (0.645)       (0.645)
                                          -------    -------      --------
   Total Distributions
    Declared to Shareholders               (0.734)    (0.645)       (0.666)
                                          -------    -------      --------
Net asset value -
   End of period                          $ 9.880    $ 9.660       $ 9.680
                                          =======    =======      ========
Total return (d)(e)                          3.61%      2.74%         2.63%
                                          =======    =======      ========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                 1.75%      2.50%         2.50%
Net investment
  income loss (f)                            0.13%     (0.62)%       (0.62)%
Fees waived or borne
  by the Adviser (f)                         0.07%      0.07%         0.07%
Portfolio turnover                             23%        23%           23%
Average commission rate                   $0.0023    $0.0023      $ 0.0023
Net assets at end
  of period (000)                         $27,875    $49,840         $ 735

(a) Net of fees and  expenses waived or borne
    by the Adviser which amounted to:      $0.007     $0.007        $0.007

(b) Effective July 1, 1997 Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                               Year ended October 31
                                      ------------------------------------------
                                                       1996
                                        Class A     Class B      Class C (b)
Net asset value -
   Beginning of period                 $9.760       $9.620         $9.670
                                      -------      -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss) (c)                     0.044(a)    (0.032)(a)     (0.032)(a)
Net realized and
  unrealized gain (loss) (c)            0.456        0.452          0.452
                                      -------      -------        -------
   Total from Investment
     Operations                         0.500        0.420          0.420
                                      -------      -------        -------

Net asset value -
   End of period                      $10.260      $10.040        $10.090
                                      =======      =======        =======
Total return (d)                         5.12%(e)     4.37%(e)       4.34%(e)
                                      =======      =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             1.75%        2.50%          2.50%
Net investment
  income (loss)(f)                       0.43%       (0.32)%        (0.32)%
Fees waived or borne
  by the Adviser                         0.04%        0.04%          0.04%
Portfolio turnover                        129%         129%           129%
Average commission rate (g)           $0.0011      $0.0011        $0.0011
Net assets at end
  of period (000)                     $32,912      $62,578          $ 957


(a) Net of fees and expenses waived
or borne by the Adviser which
      amounted to:                     $0.004       $0.004         $0.004

(b) Effective July 1, 1997 Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.



                  Year ended October 31
-----------------------------------------------------------
                           1995
    Class A               Class B           Class C (b)
-----------------      ---------------   ---------------

     $ 10.370             $ 10.300           $ 10.350
  ---------------      ---------------   ---------------


        0.019               (0.052)            (0.052)

       (0.629)              (0.628)            (0.628)
  ---------------      ---------------   ---------------

       (0.610)              (0.680)            (0.680)
  ---------------      ---------------   ---------------


      $ 9.760              $ 9.620            $ 9.670
  ===============      ===============   ===============
       (5.88)%               (6.60)%            (6.57)%
  ===============      ===============   ===============

        1.74%                2.49%               2.49%

        0.20%               (0.55)%             (0.55)%

           --                   --                 --
          35%                  35%                 35%
           --                   --                 --

     $ 43,354             $ 76,376              $ 684


           --                   --                 --

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:
                                               Period ended October 31
                                       -----------------------------------------
                                                     1994 (a)
                                        Class A      Class B      Class C (b)(c)
                                       --------     --------      --------------
Net asset value -
   Beginning of period                 $10.000       $10.000       $10.060
                                       -------      --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss) (d)                        0.013        (0.058)       (0.037)
Net realized and
  unrealized gain (d)                    0.357         0.358         0.327
                                       -------      --------       -------
   Total from Investment
     Operations                          0.370         0.300         0.290
                                       -------      --------       -------

Net asset value -
   End of period                       $10.370       $10.300       $10.350
                                       =======      ========       =======
Total return (e)                          3.70%(f)      3.00%(f)      2.88%(f)
                                       =======      ========       =======
RATIOS TO AVERAGE NET ASSETS
 Expenses                                 1.71%(g)      2.46%(g)      2.46%(g)
 Net investment
 income (loss)                            0.14%(g)     (0.61)%(g)    (0.61)%(g)
 Portfolio turnover                         51%(g)        51%(g)        51%(g)
 Net assets at end
 of period (000)                       $62,251      $103,450         $ 570

(a)  The Fund commenced investment operations on December 1, 1993.

(b)  Effective July 1, 1997 Class D shares were redesignated Class C shares.

(c) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
                COLONIAL INTERNATIONAL FUND FOR GROWTH

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Fund for Growth (a series of Colonial Trust III) at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

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                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

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                              HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information press 1

For account information                                  press 2

To speak to a service representative                     press 3

For yield and total return information                   press 4

For duplicate statements or new supply of checks         press 5

To order duplicate tax forms and year-end statements     press 6
(February through May)

To review your options at any time during your call      press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

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                 SHAREHOLDER COMMUNICATIONS TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Financial Investments Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

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                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Fund for Growth is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial International Fund for Growth mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial International Fund for Growth. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[BACK COVER]

                                    TRUSTEES

ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation

[Liberty Financial Investments logo]
LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1997
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

                                                         IN-02/345E-1097 (12/97)